================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ___________________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported):     January 23,2000

                              VIRATA CORPORATION

            (Exact Name Of Registrant As Specified In Its Charter)

          DELAWARE                        000-28157                        77-0521696
(State Or Other Jurisdiction Of     Commission File Number)     (IRS Employer Identification No.)
        Incorporation)

                       2933 BUNKER HILL LANE, SUITE 201
                         SANTA CLARA, CALIFORNIA 95054

              (Address Of Principal Executive Offices) (zip Code)

       Registrant's Telephone Number, Including Area Code: (408)566-1000

================================================================================

Item 5.     Other Events.
-------     ------------

     On January 23, 2000, Virata Corporation, a Delaware corporation, (the "Registrant"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which the Registrant will acquire D2 Technologies, Inc., a California corporation ("D2"), in a stock-for-stock transaction, with an aggregate purchase price of approximately $90 million. The transaction will be accounted for under purchase method of accounting. A copy of the Merger Agreement is attached hereto as Exhibit 2.1.

     Upon the closing of the transaction, each holder of D2 common stock will receive approximately 0.39 shares of the Registrant's common stock in exchange for each share held and each holder of D2 series A preferred stock will receive approximately 0.45 shares of the Registrant's common stock in exchange for each share held. An aggregate of approximately 2,614,000 shares of the Registrant's common stock will be issued to the D2 shareholders. In addition, David Wong and David Lindsay, each an executive officer of D2, have entered into Irrevocable Proxy, Voting and Option Agreements with the Registrant (a copy of which is attached as Exhibits 2.2 and 2.3 hereto).

     The transaction is subject to certain conditions described in the Merger Agreement, including without limitation, compliance with applicable regulatory requirements and approval by D2's shareholders. The transaction is expected to close during the Registrant's fourth quarter. A copy of the press release is included herein as Exhibit 99.1 and is incorporated by reference into this Item 2.

     In addition, attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information for the Registrant for the third quarter and the nine months ended January 2, 2000.

Item 7.     Financial Statements, Pro Forma and Exhibits.
-------     --------------------------------------------

(c)   Exhibits

      Exhibit No.      Description
      -----------      -----------

      2.1 Agreement and Plan of Merger dated as of January 23, 2000 among Registrant, Acquisition, and D2

      2.2 Irrevocable Proxy, Voting and Option Agreement between Registrant, Acquisition and David Y. Wong

      2.3 Irrevocable Proxy, Voting and Option Agreement between Registrant, Acquisition and David M. Lindsay

      99.1             Press Release issued January 24, 2000

      99.2             Press Release issued January 26, 2000

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of February 1, 2000

                                           VIRATA CORPORATION

                                           By: /s/ Andrew M. Vought
                                              -----------------------------
                                              Andrew Vought
                                              Chief Financial Officer

                                 EXHIBIT INDEX

                                                                                    Sequentially
                                                                                      Numbered
Exhibit No.            Description                                                      Page
-------------          -----------------------------------------------------       --------------
2.1                    Agreement and Plan of Merger dated as of January 23,
                       2000 among Registrant, Acquisition, and D2.

2.2 Irrevocable Proxy, Voting and Option Agreement between Registrant, Acquisition and David Y. Wong

2.3 Irrevocable Proxy, Voting and Option Agreement between Registrant, Acquisition and David M.
                       Lindsay

99.1                   Press Release issued January 24, 2000.

99.2                   Press Release issued January 26, 2000.